Business Combination (Details Narrative) (Brooklyn ImmunoTherapeutics, LLC) (10-K) - Brooklyn Immunotherapeutics, LLC [Member] - Asset Purchase Agreement [Member] - IRX Therapeutic Inc [Member]	Nov. 07, 2018 USD ($)
Estimated fair value of future royalty payments	$ 870,000
Aggregate consideration on purchase of asset	3,270,000
Fair value of the membership units	2,400,000
Fair value of contingent consideration	$ 870,000